SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, DC  20549



                              _____



                             FORM 8-K




                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934






Date of earliest event reported:   JUNE 7, 1994


                    ALLEGHENY LUDLUM CORPORATION
         (Exact name of registrant as specified in charter)


       PENNSYLVANIA                 1-9498              25-1364894
(State or other jurisdiction     (Commission          (IRS Employer
      of incorporation)          file number)      Identification No.)


1000 SIX PPG PLACE, PITTSBURGH, PENNSYLVANIA                15222-5479
  (Address of principal executive offices)                  (Zip code)


Registrant's telephone number,
  including area code:           (412) 394-2800








                             Page 1 of 3 Pages

ITEM 5.  OTHER EVENTS

     On June 7, 1994, Allegheny Ludlum Corporation announced that the Company and the United Steelworkers of America (USWA) had reached a new multi-year labor agreement ending a ten week strike which began on April 1 and affected most of the Company's plants. Under the agreement with the USWA, which covers 3,500 of the Company's 6,000 employees, employees began to return to work on June 9, 1994. A mail ballot ratification vote is expected to be completed by the end of June.















































                             Page 2 of 3 Pages

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ALLEGHENY LUDLUM CORPORATION



                                   By: /s/ James L. Murdy
                                       --------------------------
                                       James L. Murdy
                                       Senior Vice President-Finance
                                         and Chief Financial Officer



Dated:  June 8, 1994



































                        Page 3 of 3 Pages